ADOPTION AGREEMENT
--------------------------------------------------------------------------------

                                                 For American Savings Bank of NJ
                              Employees' Savings & Profit Sharing Plan and Trust
                                                                  Client No. B26


                                                                        Pentegra

                               ADOPTION AGREEMENT
                                       FOR
                           AMERICAN SAVINGS BANK OF NJ
               EMPLOYEES' SAVINGS & PROFIT SHARING PLAN AND TRUST



Name of Employer:           American Savings Bank of NJ
                            ----------------------------------------------------

Address:                    365 Broad Street
                            ----------------------------------------------------

Telephone Number:           (973) 748-3600
                            ----------------------------------------------------

Contact Person:             Mr. Rich Bzdek, EVP/COO
                            ----------------------------------------------------

Name of Plan:               American Savings Bank of NJ Employee' Savings &
                            ----------------------------------------------------
                            Profit Sharing Plan and Trust
                            ----------------------------------------------------

THIS ADOPTION AGREEMENT, upon execution by the Employer and the Trustee, and subsequent approval by a duly authorized representative of Pentegra Services, Inc. (the "Sponsor"), together with the Sponsor's Employees' Savings & Profit Sharing Plan and Trust Agreement (the "Agreement"), shall constitute the American Savings Bank of NJ Employees' Savings & Profit Sharing Plan and Trust (the "Plan"). The terms and provisions of the Agreement are hereby incorporated herein by this reference; provided, however, that if there is any conflict between the Adoption Agreement and the Agreement, this Adoption Agreement shall control.

The elections hereinafter made by the Employer in this Adoption Agreement may be changed by the Employer from time to time by written instrument executed by a duly authorized representative thereof; but if any other provision hereof or any provision of the Agreement is changed by the Employer other than to satisfy the requirements of Section 415 or 416 of the Internal Revenue Code of 1986, as amended (the "Code"), because of the required aggregation of multiple plans, or if as a result of any change by the Employer the Plan fails to obtain or retain its tax-qualified status under Section 401(a) of the Code, the Employer shall be deemed to have amended the Plan evidenced hereby and by the Agreement into an individually designed plan, in which event the Sponsor shall thereafter have no further responsibility for the tax-qualified status of the Plan. However, the Sponsor may amend any term, provision or definition of this Adoption Agreement or the Agreement in such manner as the Sponsor may deem necessary or advisable from time to time and the Employer and the Trustee, by execution hereof, acknowledge and consent thereto. Notwithstanding the foregoing, no amendment of this Adoption Agreement or of the Agreement shall increase the duties or responsibilities of the Trustee without the written consent thereof.

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   I.    Effect of Execution of Adoption Agreement

         The Employer, upon execution of this Adoption Agreement by a duly authorized representative thereof, (choose 1 or 2):

         1. ___ Establishes as a new plan the American Savings Bank of NJ Employees' Savings & Profit Sharing Plan and Trust, effective __________________, __ (the "Effective Date").

         2.  X          Amends its existing defined contribution plan and trust
            ---         American Savings Bank of NJ 401(k) and Profit Sharing
                        ----------------------------------------------------
                        Plan dated January 17, 2003, in its entirety into the
                        ----       ----------------
                        American Savings Bank of NJ Employees' Savings & Profit
                        Sharing Plan and Trust, effective April 1, 2003,
                                                          -------------
                        except as otherwise provided herein or in the Agreement (the "Effective Date").

  II.    Definitions

         A. "Compliance Testing Method" means the prior year testing method unless the Employer elects to use current year testing for determining the actual deferral percentages and actual contribution percentages by checking this line X .

               Note: Whichever testing method is selected (prior year testing or current year testing), it must apply to both the actual deferral percentage test and the actual contribution percentage test.

         B.    Employer

               1. "Employer," for purposes of the Plan, shall mean:

                           American Savings Bank of NJ
                   -------------------------------------------------------------

               2. The Employer is (indicate whichever may apply):

                  a) ___  A member of a controlled group of corporations under
                          Section 414(b) of the Code.

                  b) ___ A member of a group of entities under common control under Section 414(c) of the Code.

                  c) ___ A member of an affiliated service group under Section 414(m) of the Code.

                  d)  X   A corporation.
                     ---

                  e) ___  A sole proprietor ship or partnership.

                  f) ___  A Subchapter S corporation.

                  g) ___  Other ______________________________________________.

               3.     Employer's Taxable Year Ends on December 31          .
                                                      ---------------------

               4.     Employer's  Federal  Taxpayer   Identification  Number
                      is  22-0732540 .
                          ----------

               5.     The Plan Number for the Plan is (enter 3-digit number)
                      003 .
                      ---

         C.  "Entry Date" means the first day of the (choose 1 or 2):

               1.  X  Calendar  month  coinciding  with or next  following the
                  --- date the Employee  satisfies the Eligibility  requirements described in Section V.

               2. ___ Calendar  quarter  (January 1, April 1, July 1, October 1)
                      coinciding with or next following the date the Employee satisfies the Eligibility requirements described in
                      Section V.

         D. "Limitation Year" means the twelve (12) consecutive month period ending on December 31 (month/day). Note: If no 12 month period is
                        -----------
              selected, the Limitation Year shall be the Plan Year.

         E. "Member" means an Employee enrolled in the membership of the Plan.

         F.    "Normal Retirement Age" means (choose 1 or 2):

               1.  X     Attainment  of age 65 (select an age not less than 55
                  ---                       --
                         and not greater than 65).

               2. ___ Later of: (i) attainment of age 65 or (ii) the fifth anniversary of the date the Member commenced participation in the Plan.

         G. "Normal Retirement Date" means the first day of the first calendar month coincident with or next following the date upon which a Member attains his or her Normal Retirement Age.

         H. "Plan Year" means the twelve (12) consecutive month period ending on 12/31 (month/day).
                  -----

         I. "Salary" for benefit purposes under the Plan means (choose 1, 2 or 3):

               1.  X     Total taxable compensation as reported on Form W-2
                  ---    (exclusive of any compensation deferred from a prior
                         year).

               2. ___    Basic Salary only.

               3. ___ Basic Salary plus one or more of the following (if 3 is chosen, then choose (a) or (b), and/or (c) or
                         (d), whichever shall apply):

                         a) ___  Commissions not in excess of $______________

                         b) ___ Commissions to the extent that Basic Salary plus Commissions do not exceed $______________

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                         c) ___  Overtime

                         d) ___  Overtime and bonuses

               Note: Member pre-tax contributions to a Section 401(k) plan are always included in Plan Salary.

III.    Salary Adjustment

         A.    Cafeteria  Plan (Section 125) Salary  Adjustment.
               Member pre-tax contributions to a Section 125 cafeteria plan are to be included in Plan Salary, unless the Employer elects to exclude such amounts by checking this line ___.

         B.    Transportation Fringe Benefit (Section 132(f) Adjustment).

               Member pre-tax contributions for qualified transportation fringe benefits under Code Section 132(f) are to be included in Plan Salary, unless the Employer elects to exclude such amounts by checking this line ___.

IV.      Highly Compensated Employee Elections

         A. Top Paid Group Election:

               In determining who is a Highly Compensated Employee, the Employer makes the Top Paid Group election by checking this line ___. The effect of this election is that an Employee (who is not a 5% owner at any time during the determination year or the look-back year) with compensation in excess of $80,000 (as adjusted) for the look-back year is a Highly Compensated Employee only if the Employee was in the top-paid group (i.e., the top 20% of Employees ranked on the basis of compensation paid by the Employer) for the look-back year.

         B. Calendar Year Data Election:

               For determining which Employees are Highly Compensated Employees, the look-back year will be the 12 month period immediately preceding the determination year, except that, for non-calendar
                                                                    ------------
               year plans,  the look-back  year will be the calendar year ending
               ----------
               within the Plan Year by checking this line ____.

   V.    Eligibility Requirements

         A. All Employees shall be eligible to participate in the Plan in accordance with the provisions of Article II of the Plan, except the following Employees shall be excluded (choose whichever shall apply):

               1.  X   Employees  who have not attained age 21 (Insert an age
                  ---  from 18 to 21).                      --

               2.  X   Employees who have not  completed 12 (1-11,  12 or 24)
                  ---  consecutive months of service.    --

                       Note: Employers which permit Members to make pre-tax elective deferrals to the Plan (see VII.A.3.) may not elect a 24 month eligibility period.

               3.  X   Employees  included in a unit of Employees covered
                  ---  by a collective bargaining agreement,  if retirement
                       benefits were the subject of good faith bargaining between the Employer and Employee representatives.

               4.  X   Employees  who  are  nonresident  aliens  and who receive
                  ---  no earned income from the Employer which constitutes
                       income from sources within the United States.

               5. ___  Employees included in the following job classifications:

                       a) ___  Hourly Employees.

                       b) ___  Salaried Employees.

                       c) ___ Flex staff employees (i.e.; any Employee who is not a regular full-time or part-time Employee).

                       d) ___ Short-term Employees (i.e.; employees who are hired under a written agreement which precludes membership in the Plan and provides for a specific period of employment not in excess of one year).

                       e) ___  Leased Employees.

               6. ___ Employees of the following employers which are aggregated under Section 414(b), 414(c) or 414(m) of the Code:


                       ---------------------------------------------------------


                       ---------------------------------------------------------

                    Note: If no entries are made above,  all  Employees shall be eligible to  participate  in the Plan on the later of:
                          (i) the Effective Date or (ii) the first day of the calendar month or calendar quarter (as designated by the Employer in Section II.C.) coinciding with or immediately following the Employee's Date of Employment or, as applicable, Date of Reemployment.

         B. Such eligibility computation period established in Section V(A) above shall be applicable to (choose 1 or 2):

               1.  X   Both present and future Employees.
                  ---

               2. ___  Future Employees only.

         C. Such Eligibility requirements established above shall be (choose 1 or 2):

               1.  X   Applied to the  designated  Employee  group on and after
                  ---  the Effective Date of the Plan.

               2. ___ Waived for the ____ consecutive month period (may not exceed 12) beginning on the Effective Date of the Plan.

         D.   Service Crediting Method for Eligibility (Choose 1, 2 or 3):

               1. ___ Not applicable. There is no service required for eligibility.

               2.  X   Hour of service method (Choose a or b):
                  ---
                       a)  X   The actual number of Hours of Employment.
                          ---

                       b) ___ 190 Hours of Employment for each month in which the Employee completes atleast one hour of Employment.

               3. ___  Elapsed time method.

         E.    Requirements to Commence Receipt of Employer Contributions.

               1. Employer Contributions shall be allocated to Member's Accounts in accordance with Article III of the Plan, except that the following Member's will not be entitled to Employer contributions (choose (a) or (b) and/or (c)):

                      a)  X   No additional  requirements  apply.  (The
                         ---  eligibility requirements under Section V above
                              apply to Employer Contributions); or

                      b) ___ Members who have not attained age ____ (Insert an age from 18-21); and/or

                      c) ___ Member's who have not completed ___ (1 - 12) consecutive months of service.

               2. The requirement to commence receipt of Employer Contributions established in this Section E shall apply to all Employer Contributions provided under Section 3.4 of the Plan except:

                      a) ___  Matching  contributions

                      b) ___  Basic contributions

                      c) ___  Safe harbor CODA contributions

                      d) ___  Supplemental contributions

                      e) ___  Profit sharing contributions

                      f) ___  Qualified non-elective contribution

                      Note: If an Employer contribution type is selected in 2 above, Member's will receive Employer contributions based upon the eligibility requirements under Section V above and the provisions of the Plan document for such Employer contribution type.

         VI.      Prior Employment Credit

                  A. Prior Employment Credit:

                     ___ Employment with the following entity or entities shall be included for eligibility and vesting purposes:


                     -----------------------------------------------------------


                     -----------------------------------------------------------

               Note: If this Plan is a continuation of a Predecessor Plan, service under the Predecessor Plan shall be counted under this Plan.

VII.    Contributions

         Note: Annual Member pre-tax elective deferrals, Employer matching contributions, Employer safe harbor CODA contributions, Employer basic contributions, Employer supplemental contributions, Employer profit sharing contributions and Employer qualified non-elective contributions, in the aggregate, may not exceed 15% of all Members' Salary (excluding from Salary Member pre-tax elective deferrals).

         A. Employee Contributions (fill in 1 and/or 6 if applicable; choose 2 or 3; 4 or 5):

               1.  X   The  maximum  amount of monthly  contributions  a Member
                  ---  may make to the Plan (both pre-tax deferrals and
                       after-tax contributions) is 50% (1-75) of the Member's monthly Salary.

   The maximum amount of monthly contributions a Member may make to the Plan (both pre-tax deferrals and after-tax contributions) is 50% (1-75) of the
   Member's monthly Salary.                                  ----

               2.  X   (Choose a or b):
                  ---
                       a)  X   A  Member  may  make  pre-tax  elective deferrals
                          ---  to the Plan,  based on multiples of 1% of monthly
                               Salary, or

                       b) ___ A Member may make pre-tax elective deferrals to the Plan based on a specified dollar amount.

               3. ___  A Member may not make pre-tax elective deferrals to the
                        Plan.

               4. ___ A Member may make after-tax contributions to the Plan, based on multiples of 1% of monthly Salary.

               5.  X   A Member may not make after-tax contributions to the
                  ---  Plan.

               6.  X   An Employee may allocate a rollover  contribution to the
                  ---  Plan prior to satisfying the Eligibility requirements described above.

         B. A Member may change his or her contribution rate with respect to, if made available, pre-tax deferrals and after-tax contributions (choose 1, 2 or 3):

               1.  X   1 time per pay period.
                  ---

               2. ___  1 time per calendar  month.

               3. ___  1 time per calendar quarter.

         C. Employer Matching Contributions (fill in 1 or 6 as applicable; and if you select 1, then choose 2, 3, 4 or 5):

               1. The Employer matching contributions under 2, 3, 4 or 5 below shall be based on the Member's contributions (both pre-tax deferrals and after-tax contributions) not in excess of 6% (1-20 but not in excess of the
                                            ----
                          percentage specified in A.1. above) of the Member's Salary.

               2.  X      The  Employer  shall  allocate to each  contributing
                  ---     Member's  Account  an  amount  equal to  50% (not  to
                                                                  ----
                          exceed 200%) of the Member's contributions (both pre-tax deferrals and after-tax contributions) for that month (as otherwise limited in accordance with C.1. above).

               3. ___ The Employer shall allocate to each contributing Member's Account an amount based on the Member's contributions for the month (as otherwise limited in accordance with C.1. above) and determined in accordance with the following schedule:

                          Years of Employment                     Matching %
                          -------------------                     ----------
                          Less than 3                                50%
                          At least 3, but less than 5                75%
                          5 or more                                 100%

               4. ___ The Employer shall allocate to each contributing Member's Account an amount based on the Member's contributions for the month (as otherwise limited in accordance with C.1. above) and determined in accordance with the following schedule:

                          Years of Employment                     Matching %
                          -------------------                     ----------
                          Less than 3                                100%
                          At least 3, but less than 5                150%
                          5 or more                                  200%

               5. ___ The Employer shall allocate to each contributing Member's Account an amount equal to ___ % on the first ___% of the Member's monthly contributions plus ___% on the next ___% of the Member's monthly contributions.

               6. ___ No Employer matching contributions will be made to the Plan.


         D. Safe Harbor CODA Contributions (Actual Deferral Percentage Test Safe Harbor Contributions) (Complete 1, or 2 below):

               1. ___ The Employer shall make a safe harbor Basic Matching Contribution to the Plan on behalf of each Member (i.e.; 100% of the Member's 401(k) Deferrals that do not exceed 3% percent of the Member's Salary plus 50% of the Member's 401(k) Deferrals that exceed 3% percent of the Member's Salary but that do not exceed 5% of the Member's Plan Salary).

               2. ___ In lieu of safe harbor Basic Matching Contributions, the Employer will make the following contributions for the Plan Year (complete (a) and/or (b)):

                          a) ___   Enhanced Matching  Contributions
                                   (complete 1, 2 or 3 below):

                                   (1) ___  The Employer shall make Matching
                                            Contributions to the Account of each
                                            Member in an amount equal to the sum
                                            of:

                                            (i) the Member's  401(k) Deferrals
                                                that do not exceed ___ percent
                                                of the Member's Salary plus

                                            (ii) ___percent of the Member's
                                                 401(k) Deferrals that exceed
                                                 ___ percent of the Member's
                                                 Salary and that do not exceed
                                                 ___ percent of the Member's
                                                 Salary.

                                             Note:  In the blank in (i) and the
                                                    second blank in (ii), insert
                                                    a number that is 3 or
                                                    greater but not greater than
                                                    6. The first and last blanks
                                                    in (ii) must be completed so
                                                    that at any rate of 401(k)
                                                    Deferrals, the Matching
                                                    Contribution is at least
                                                    equal to the Matching
                                                    Contribution receivable if
                                                    the Employer were making
                                                    Basic Matching
                                                    Contributions, but the rate
                                                    of match cannot increase as
                                                    deferrals increase. For
                                                    example, if "4" is  inserted
                                                    in the blank in (i), (ii)
                                                    need not be completed.

                                   (2) ___  150% of the Member's contributions
                                            not to exceed ___ (Enter 3% or 4%)
                                            of the Member's Plan Salary; or

                                   (3) ___  200% of the Member's contributions
                                            not to exceed ___ (Enter 2% or 3%)
                                            of the Member's Plan Salary.

                          b) ___   Safe Harbor Nonelective Contributions:

             The Employer will make a Safe Harbor Nonelective Contribution to the Account of each Member in an amount equal to 3 percent of the Member's Salary for the Plan Year, unless the Employer inserts a greater percentage here ___.

         E.  Employer Basic Contributions (choose 1 or 2):

             1. ___ The Employer shall allocate an amount equal to ___% (based on 1% increments not to exceed 15%) of Member's Salary for the month to (choose (a) or (b)):

                     a) ___   The Accounts of all Members

                     b) ___ The Accounts of all Members who were employed with the Employer on the last day of such month.

             2. ___  No Employer basic contributions will be made to the Plan.

         F.  Employer Supplemental Contributions:

             The Employer may make supplemental contributions for any Plan Year in accordance with Section 3.7 of the Plan.

         G.  Employer Profit Sharing Contributions (Choose 1, 2, 3, 4, or 5):
             See Amendment One

             1. ___ No Employer Profit Sharing Contributions will be made to the Plan.

               Non-Integrated Formula
               ----------------------

             2. ___ Profit sharing contributions shall be allocated to each Member's Account in the same ratio as each eligible Member's Salary during such Contribution Determination Period bears to the total of such Salary of all eligible Members.

             3. ___ Profit sharing contributions shall be allocated to each eligible Member's Account in the same ratio as each eligible Member's Salary for the portion of the Contribution Determination Period during which the Member satisfied the Employer's eligibility requirement(s) bears to the total of such Salary of all eligible Members.

              Integrated Formula
              ------------------

              4. ___ Profit sharing contributions shall be allocated to each eligible Member's Account in a uniform percentage (specified by the Employer as ___%) of each Member's Salary during the Contribution Determination Period
                      ("Base Contribution Percentage") for the Plan Year that includes such Contribution Determination Period, plus a uniform percentage (specified by the Employer as ___%, but not in excess of the lesser of (i) the Base Contribution Percentage and (ii) the greater of (1) 5.7% or (2) the percentage equal to the portion of the Code Section 3111(a) tax imposed on employers under the Federal Insurance Contributions Act (as in effect as of the beginning of the Plan Year) which is attributable to old-age insurance) of each Member's Salary for the Contribution Determination Period in excess of the Social Security Taxable Wage Base ("Excess Salary") for the Plan Year that includes such Contribution Determination Period, in accordance with Article III of the Plan.

               5. ___ Profit sharing contributions shall be allocated to each eligible Member's Account in a uniform percentage (specified by the Employer as ___%) of each Member's Salary for the portion of the Contribution Determination Period during which the Member satisfied the Employer's eligibility requirement(s), if any, plus a uniform percentage (specified by the Employer as ___%, but not in excess of the lesser of (i) the Base Contribution Percentage and (ii) the greater of (1) 5.7% or (2) the percentage equal to the portion of the Code Section 3111(a) tax imposed on employers under the Federal Insurance Contributions Act (as in effect as of the beginning of the Plan Year) which is attributable to old-age insurance) of each Member's Excess Salary for the portion of the Contribution Determination Period during which the Member satisfied the Employer's eligibility requirement(s) in accordance with Article III of the Plan.

         H. Allocation of Employer Profit Sharing Contributions:

             In accordance with Section VII, G above, a Member shall be eligible to share in Employer Profit Sharing Contributions, if any, as follows (choose 1 or 2):

             1. ___ A Member shall be eligible for an allocation of Employer Profit Sharing Contributions for a Contribution Determination Period if he or she is eligible to participate in the Plan for the Plan Year to which the Profit Sharing Contributions relates.

             2.  X    A Member shall be eligible for an allocation of Employer
                ---   Profit Sharing Contributions for a Contribution
                      Determination Period only if he or she (choose (a), (b) or (c) whichever shall apply):

                      a) ___ is employed on the last day of the Contribution Determination Period, or retired, died or became totally and permanently disabled prior to the last day of the Contribution Determination Period.

                      b) ___ completed 1,000 Hours of Employment if the Contribution Determination Period is a period of 12 months (250 Hours of Employment if the Contribution Determination Period is a period of 3 months), or retired, died or became totally and permanently disabled prior to the last day of the Contribution Determination Period.

                      c)  X   is  employed  on  the  last  day  of the
                         ---  Contribution  Determination Period and, if such
                              period is 12 months,  completed 1,000 Hours of
                              Employment   (250   Hours  of Employment if the
                              Contribution Determination Period is a period of 3 months), or retired, died or became totally and permanently disabled prior to the last day of the Contribution Determination Period.

         I. "Contribution Determination Period" for purposes of determining and allocating Employer profit sharing contributions means (choose 1,2, 3 or 4):

             1.  X  The Plan Year.
                ---

             2. ___ The  Employer's  Fiscal  Year  (defined  as the Plan's
                    "limitation  year") being the twelve (12)  consecutive
                    month  period   commencing _____________  (month/day) and
                    ending _______________ (month/day).

             3. ___ The three (3) consecutive  month periods that comprise each of the Plan Year quarters.

             4. ___ The three (3) consecutive monthly periods that comprise each of the Employer's Fiscal Year quarters. (Employer's Fiscal Year is the twelve (12) consecutive month period commencing ________________ (month/day) and ending ____________________
                    (month/day).)

         J.  Employer Qualified Nonelective Contributions:

             The Employer may make qualified nonelective contributions for any Plan Year in accordance with Section 3.9 of the Plan.

         K.  Top Heavy Contributions:

             If the  Plan  is  determined  to be  Top  Heavy  and  if Top  Heavy
             Contributions will be made to the Plan, Top Heavy Contributions will be allocated to: (choose 1 or 2 below):

             1. ___  Only Members who are Non-Key Employees.

             2.  X   All Members.
                ---

VIII. Investments

      The Employer hereby appoints Barclays Global Investors, N.A. to serve as Investment Manager under the Plan. The Employer hereby selects the following Investments to be made available under the Plan (choose whichever shall apply) and consents to the lending of securities by such funds to brokers and other borrowers. The Employer agrees and acknowledges that the selection of Investments made in this Section VIII is solely its responsibility, and no other person, including the Sponsor or Investment Manager, has any discretionary authority or control with respect to such selection process. The Employer hereby holds the Investment Manager harmless from, and indemnifies it against, any liability Investment Manager may incur with respect to such Investments so long as Investment Manager is not negligent and has not breached its fiduciary duties.

      1.  X   Money Market Fund
         ---

      2.  X   Stable  Value Fund
         ---

      3.  X   Government Bond Fund
         ---

      4.  X   S&P 500 StockFund
         ---

      5.  X   S&P 500/Value Stock Fund
         ---

      6.  X   S&P 500/Growth Stock Fund
         ---

      7.  X   S&P MidCap Stock Fund
         ---

      8.  X   Russell 2000 Stock  Fund
         ---

      9.  X   International Stock Fund
         ---

      10. X   Asset  Allocation Funds (3)
         ---

               X   Income Plus
              ---

               X   Growth & Income
              ---

               X   Growth
              ---

      11. X   American  Savings  Bank of NJ Stock  Fund (the  "Employer  Stock
         ---  Fund")

      12. ___ Name Of Employer Certificate of Deposit Fund


      13.  X  NASDAQ 100 Index Fund
          ---

      14. ___ Self-directed Brokerage Account

IX.   Employer Securities

      A.  If the Employer makes  available an Employer Stock Fund pursuant to
          Section VIII of this Adoption Agreement, then voting and tender offer rights with respect to Employer Stock shall be delegated and exercised as follows (choose 1 or 2):

               1.  X      Each  Member  shall be  entitled  to direct  the  Plan
                  ---     Administrator  as to the voting and tender or exchange
                          offer rights involving Employer Stock held in such Member's Account, and the Plan Administrator shall follow or cause the Trustee to follow such directions.
                          If a Member fails to provide the Plan Administrator with directions as to voting or tender or exchange offer rights, the Plan Administrator shall exercise those rights as it determines in its discretion and shall direct the Trustee accordingly.

               2. ___ The Plan Administrator shall direct the Trustee as to the voting of all Employer Stock and as to all rights in the event of a tender or exchange offer involving such Employer Stock.

X.    Investment Direction

         A. Members shall be entitled to designate what percentage of employee contributions and employer contributions made on their behalf will be invested in the various Investment Funds offered by the Employer as specified in Section VIII of this Adoption Agreement except;

               1. The following portions of a Member's Account will be invested at the Employer's direction (choose whichever shall apply):

                      a) ___    Employer Profit Sharing Contributions

                                Shall be invested in:
                                ___ Employer Stock Fund
                                ___ Employer Certificate of Deposit Fund
                                ___ Any Investment Fund or Funds offered by the
                                    Employer

                      b) ___    Employer Matching Contributions

                                Shall be invested in:
                                ___ Employer Stock Fund
                                ___ Employer Certificate of Deposit Fund
                                ___ Any Investment Fund or Funds offered by the
                                    Employer

                      c) ___    Employer Basic Contributions

                                Shall be invested in:
                                ___ Employer Stock Fund
                                ___ Employer Certificate of Deposit Fund
                                ___ Any Investment Fund or Funds offered by the
                                    Employer

                      d) ___    Employer Supplemental Contributions

                                Shall be invested in:
                                ___ Employer Stock Fund
                                ___ Employer Certificate of Deposit Fund
                                ___ Any Investment Fund or Funds offered by the
                                    Employer

                      e) ___    Employer Qualified Nonelective Contributions

                                Shall be invested in:
                                ___ Employer Stock Fund
                                ___ Employer Certificate of Deposit Fund
                                ___ Any Investment Fund or Funds offered by the
                                    Employer

                      f) ___    Employer Safe Harbor CODA Contributions under
                                Section 3.14 of the Plan

                                Shall be invested in:
                                ___ Employer Stock Fund
                                ___ Employer Certificate of Deposit Fund
                                ___ Any Investment Fund or Funds offered by the
                                    Employer

               2. ___ Amounts invested at the Employer's direction may not be transferred by the Member to any other Investment Fund.

               3. ___ Notwithstanding this election in 2, a Member may transfer such amounts to any other Investment Fund upon (choose whichever may apply):

                           a) ___ the  attainment of ___ age (insert 45 or
                                  greater)

                           b) ___ the completion of ___ (insert 10 or greater)
                                  Years of Employment

                           c) ___ the  attainment  of  age  plus  Years  of
                                  Employment   equal  to ___ (insert   55  or
                                  greater)

         B. A Member may change his or her investment direction (choose 1,2, or 3):

             1.  X    1 time per business day.
                ---

             2. ___   1 time per calendar  month.

             3. ___   1 time per calendar quarter.


          C. If a Member or Beneficiary (or the Employer,  if applicable)  fails
             to  make  an   effective   investment   direction,   the   Member's
             contributions  and  Employer
             contributions made on the Member's behalf shall be invested in Money Market Fund (insert one of the Investments selected in
             ------------------
             Section VIII of this Adoption Agreement).



          D. Effective as of ___________________, the following additional provisions shall apply to the Employer's Stock Fund (Check all that apply):

             1. ___ No additional  Employee  contributions  may be  made  to the
                                   --------
                    Employer Stock Fund;

             2. ___ No additional  Employer  contributions  may be  made  to the
                                   --------
                    Employer Stock Fund;

             3. ___ No investment fund transfers may be made to the Employer
                                                        -------
                    Stock Fund; and/or

             4. ___ No investment fund  transfers  may be made from the Employer
                                                          ---------
                    Stock Fund.


  XI.    Vesting Schedules


         A.  (Choose 1, 2, 3, 4, 5, 6 or 7)

                       Schedule            Years of Employment          Vested %
                       --------            -------------------          --------

             1. ___    Immediate           Upon Enrollment                100%

             2.  X     2-6 Year Graded     Less than 2                      0%
                ---                        2 but less than 3               20%
                                           3 but less than 4               40%
                                           4 but less than 5               60%
                                           5 but less than 6               80%
                                           6 or more                      100%

             3. ___    5-Year Cliff        Less than 5                      0%
                                           5 or more                      100%

             4. ___    3-Year Cliff        Less than 3                      0%
                                           3 or more                      100%

             5. ___    4-Year Graded       Less than 1                      0%
                                           1 but less than 2               25%
                                           2 but less than 3               50%
                                           3 but less than 4               75%
                                           4 or more                      100%

             6. ___    3-7 Year Graded     Less than 3                      0%
                                           3 but less than 4               20%
                                           4 but less than 5               40%

                                           5 but less than 6               60%
                                           6 but less than 7               80%
                                           7 or more                      100%

             7. ___    Other               Less than                        0%
                                           ___ but less than               ___%
                                           ___ but less than               ___%
                                           ___ but less than               ___%
                                           ___ but less than               ___%
                                           ___ or more                     100%

         B. With respect to the schedules listed above, the Employer elects (choose 1, 2, 3, 4 or 5):

            1.   Schedule ___ solely   with   respect  to   Employer   matching
                 contributions.

            2. Schedule ___ solely with respect to Employer basic contributions.

            3. Schedule ___ solely with respect to Employer supplemental contributions.

            4. Schedule ___ solely with respect to Employer profit sharing contributions.

            5.   Schedule  2  with respect to all Employer contributions.
                          ---

             NOTE: Notwithstanding any election by the Employer to the contrary, each Member shall acquire a 100% vested interest in his Account attributable to all Employer contributions made to the Plan upon the earlier of (i) attainment of Normal Retirement Age, (ii) approval for disability or (iii) death. In addition, a Member shall at all times have a 100% vested interest in; the Employer Qualified Non-Elective Contributions, if any; Safe Harbor CODA contributions, if any; and in the pre-tax elective deferrals and nondeductible after-tax Member Contributions. Also, if a Plan is determined to be Top Heavy, a different vesting schedule, other than the schedule elected above, may apply.

         C. Years of Employment Excluded for Vesting Purposes

            The following Years of Employment shall be disregarded for vesting purposes (choose whichever shall apply):

            1. ___ Years of Employment during any period in which neither the Plan or any predecessor plan was maintained by the Employer.

            2. ___  Years of Employment of a Member prior to attaining age 18.

         D. Service Crediting Method for Vesting (Choose 1, 2, or 3):

            1. ___ Not Applicable. Plan provides 100% vesting for all contributions.

            2.  X   Hour of service method (if elected, Years of Service will be
               ---  substituted  for  Years  of  Employment  for  purposes of this Section XI) (Choose a or b):

                    a) ___ The actual number of Hours of Employment.

                    b)  X  190 Hours of  Employment  for each month in which the
                       --- Employee  completes at least one Hour of Employment.

            3.  Elapsed time method.

XII.     Withdrawal Provisions

         A. The following portions of a Member's Account will be eligible for in-service withdrawals, subject to the provisions of Article VII of the Plan (choose whichever shall apply):

             1. ___ Employee after-tax contributions and the earnings thereon.

                    In-service withdrawals permitted only in the event of (choose whichever shall apply):

                    a) ___ Hardship.
                    b) ___ Attainment of age 59 1/2.

             2.  X  Employee pre-tax elective deferrals and the earnings
                --- thereon.

                    Note:In-service withdrawals of all employee pre-tax elective deferrals and earnings thereon as of December 31, 1988 are permitted only in the event of hardship or attainment of age 59 1/2. In-service withdrawals of earnings after December 31, 1988 are permitted only in the event of attainment of age 59 1/2.


             3.  X   Employee rollover contributions and the earnings thereon.
                 ---
                     In-service withdrawals permitted only in the event of (choose whichever shall apply):

                     a) ___ Hardship.
                     b) ___ Attainment of age 59 1/2.

             4.  X   Employer matching contributions and the earnings thereon.
                ---
                     In-service withdrawals permitted only in the event of (choose whichever shall apply):

                     a)  X  Hardship.
                        ---
                     b)  X  Attainment of age 59 1/2.
                        ---

             5. ___  Employer basic contributions and the earnings thereon.

                     In-service withdrawals permitted only in the event of (choose whichever shall apply):

                     a) ___ Hardship.

                  b) ___ Attainment of age 59 1/2.

             6. ___ Employer supplemental contributions and the earnings thereon.

                     In-service withdrawals permitted only in the event of (choose whichever shall apply):

                     a) ___ Hardship.
                     b) ___ Attainment of age 59 1/2.

             7.  X   Employer  profit  sharing  contributions  and the  earnings
                ---  thereon.

                     In-service  withdrawals permitted only in the event of
                    (choose whichever shall apply):

                     a)  X  Hardship.
                        ---
                     b)  X  Attainment of age 59 1/2.
                        ---

             8. ___ Employer qualified nonelective contributions and earnings thereon.

                     Note: In-service   withdrawals  of  all  employer qualified
                           nonelective contributions and earnings thereon are permitted only in the event of attainment of age
                           59 1/2.

             9. ___ Employer safe harbor CODA contributions and earnings thereon.

                     Note: In-service withdrawals of employer safe harbor CODA
                           contributions and earnings thereon are permitted only in the event of attainment of age 59 1/2.

             10. __  No in-service withdrawals shall be allowed.

         B. Notwithstanding any elections made in Subsection A of this Section XII above, the following portions of a Member's Account shall be excluded from eligibility for in-service withdrawals (choose whichever shall apply):

             1.  ___      Employer  contributions,  and  the  earnings  thereon,
                          credited to the Employer Stock Fund.

             2.  ___      Employer  contributions,  and  the  earnings  thereon,
                          credited to the Employer Certificate of Deposit Fund.

             3.  ___      All  contributions  and  deferrals,  and the  earnings
                          thereon, credited to the Employer Stock Fund.

             4.  ___      All  contributions  and  deferrals,  and the  earnings
                          thereon, credited to the Employer Certificate of Deposit Fund.

             5.  ___      Other: _______________________________________________

             Note: A Member's Account will be available for in-service withdrawals upon attaining age 70 1/2 notwithstanding any provisions of this Section XII to the contrary.

 XIII.  Distribution Option (choose whichever shall apply)

        1. ___  Lump Sum and partial lump sum payments only.

        2.  X   Lump Sum and partial  lump sum  payments plus one or more of the
           ---  following (choose (a) and /or (b)):

                a)  X   Installment payments.
                   ---
                b)  X Annuity payments.
                   ---

        3. ___  Distributions in kind of Employer Stock.

XIV.    Loan Program (choose 1, 2, 3 or 4, if applicable)

        1. ___  No loans will be permitted from the Plan.

        2.  X   Loans will be permitted from the Member's Account.
           ---

        3. ___ Loans will be permitted from the Member's Account, excluding (choose whichever shall apply):

                (1) ___  Employer  Profit  sharing   contributions   and  the
                         earnings thereon.

                (2) ___ Employer matching contributions and the earnings thereon.

                (3) ___  Employer  basic   contributions   and  the  earnings
                         thereon.

                (4) ___ Employer supplemental contributions and the earnings thereon.

                (5) ___ Employee after-tax contributions and the earnings thereon.

                (6) ___ Employee pre-tax elective deferrals and the earnings thereon.

                (7) ___ Employee rollover contributions and the earnings thereon.

                (8) ___ Employer qualified nonelective contributions and the earnings thereon.

                (9) ___ Employer safe harbor CODA contributions and the earnings thereon.

               (10) ___ Any amounts to the extent invested in the Employer Stock Fund.

               (11) ___ Any amounts to the extent invested in the Employer Certificate of Deposit Fund.

        4. ___ Loans will only be permitted from the Member's Account in the case of hardship or financial necessity as defined under
               Section 8.1 of the Plan.

XV.    Additional Information

       If additional space is needed to select or describe an elective feature of the Plan, the Employer should attach additional pages and use the following format:

       The following is hereby made a part of Section --- of the Adoption Agreement and is thus incorporated into and made a part of the American Savings Bank of NJ Employees' Savings & Profit Sharing Plan and Trust.


       Signature of Employer's Authorized Representative _______________________

       Signature of Trustee ____________________________________________________

       Supplementary Page ___ of [total number of pages].


XVI.   Plan Administrator

       The Named Plan Administrator under the Plan shall be the (choose 1, 2, 3 or 4):

       Note:  Pentegra Services, Inc. may not be appointed Plan Administrator.

       1. ___  Employer

       2. ___  Employer's Board of Directors

       3.  X   Plan's Administrative Committee
          ---

       4. ___  Other (if chosen, then provide the following information)

               Name:    ________________________________________________________

               Address: ________________________________________________________

               Tel No:  ________________________________________________________

               Contact: ________________________________________________________


       Note: If no Named Plan Administrator is designated above, the Employer shall be deemed the Named Plan Administrator.

XVII.  Trustee

       The Employer hereby appoints The Bank of New York to serve as Trustee for all Investment Funds under the Plan except the Employer Stock Fund.

       The Employer hereby appoints the following person(s) or entity to serve as Trustee under the Plan for the Employer Stock Fund.*

       Name:     _______________________________________________________________

       Address:  _______________________________________________________________

       Telephone No: ________________________    Contact: ______________________



                   _____________________________________________________________
                                        Signature of Trustee
                   (Required only if the Employer is serving as its own Trustee)

* Subject to approval by The Bank of New York, if The Bank of New York is appointed as Trustee for the Employer Stock Fund.

  The Employer hereby appoints The Bank of New York to serve as Custodian under the Plan for the Employer Stock Fund in the event The Bank of New York does not serve as Trustee for such Fund.

                         EXECUTION OF ADOPTION AGREEMENT

By execution of this Adoption Agreement by a duly authorized representative of the Employer, the Employer acknowledges that it has established or, as the case may be, amended a tax-qualified retirement plan into the American Savings Bank of NJ Employees' Savings & Profit Sharing Plan and Trust (the "Plan"). The Employer hereby represents and agrees that it will assume full fiduciary responsibility for the operation of the Plan and for complying with all duties and requirements imposed under applicable law, including, but not limited to, the Employee Retirement Income Security Act of 1974, as amended, and the Internal Revenue Code of 1986, as amended. In addition, the Employer represents and agrees that it will accept full responsibility for complying with any applicable requirements of federal or state securities law as such laws may apply to the Plan and to any investments thereunder.

The adopting Employer may rely on an opinion letter issued by the IRS as evidence that the Plan is qualified under Section 401 of the Code only to the extent provided in IRS Announcement 2001-77, 2001-30 I.R.B. The Employer may not rely on the opinion letter in certain other circumstances or with respect to certain qualification requirements, which are specified in the opinion letter issued with respect to the plan and in IRS Announcement 2001-77. In order to have reliance in such circumstances or with respect to such qualification requirements, application for a determination letter must be made to Employee Plans Determinations of the IRS.

The  failure  to  properly  complete  the  Adoption   Agreement  may  result  in
disqualification of the Plan and Trust evidenced thereby.

The Sponsor will inform the Employer of any amendments to the Plan or of the discontinuance or abandonment of the Plan by the Sponsor.

Any inquiries regarding the adoption of the Plan should be directed to the Sponsor as follows:

                          Pentegra Services, Inc.
                          108 Corporate Park Drive
                          White Plains, New York 10604
                          (914) 694-1300

IN WITNESS WHEREOF, the Employer has caused this Adoption Agreement to be executed by its duly authorized officer this ____ day of _______________, 20__.

                                American Savings Bank of NJ

                                By:     ________________________________________

                                Name:   ________________________________________

                                Title:  ________________________________________

3/8/02

                         Addendum to Adoption Agreement
                                       for
          The Economic Growth And Tax Relief Reconciliation Act of 2001
                                   ("EGTRRA")

Name of Employer:    American Savings Bank of NJ
                   -------------------------------------------------------------
Name of Plan:   American Savings Bank of NJ Employees' Savings & Profit
              ------------------------------------------------------------------
                Sharing Plan and Trust
              ------------------------------------------------------------------
Employer Number:    B26
                   -----

         In accordance with EGTRRA and Amendment Number One to the Pentegra Services, Inc. Employees' Savings & Profit Sharing Plan Basic Plan Document, effective for plan years beginning on or after January 1, 2005, the Adoption Agreement for American Savings Bank of NJ Employees' Savings & Profit Sharing
              ------------------------------------------------------------------
Plan and Trust shall include the following Sections VII L. and XI E.:
--------------

Section VII. Contributions

         L.       Catch-up Contributions

                   X    A Member who meets the  requirements  to  make  catch-up
                  ---   contributions under Section 414(v) of the Code shall be eligible to make catch-up contributions under the Plan.

Section XI. Vesting Schedules



         E.       EGTRRA Vesting

                 1.    The Employer understands that if the vesting schedule elected in
                       Section  XI of the Adoption Agreement does not satisfy the requirements of the Internal Revenue Code, as amended by EGTRRA with respect to Employer matching contributions (including supplemental (Formula 1) contributions), then effective January 1,
                       2002, such contributions shall vest under vesting schedule ________
                       (Insert the number of the vesting schedule you wish to elect as provided in Section XI A. of the Adoption Agreement.  Note: you
                       may not elect vesting schedule 3 or vesting schedule 6 under this
                       Section XI E.)

                 2.    By checking  this box [_], the Employer  provides that the EGTRRA vesting schedule elected above with respect to Employer matching contributions (including supplemental (Formula 1) contributions) shall be applied on a prospective basis only.


        By execution of this Addendum to the Adoption Agreement by a duly authorized representative of the Employer, such Addendum shall hereby be made a part of the Employer's Adoption Agreement and is thus incorporated into and made a part of the Plan.


        IN WITNESS  WHEREOF,  the  Employer  has  caused  this  Addendum  to the
Adoption  Agreement  to  be  executed  by  its  duly  authorized  officer   this
__________ day of ______________________, 2005.



                             AMERICAN SAVINGS BANK OF NJ


                             By:     ___________________________________________


                             Name:   ___________________________________________


                             Title:  ___________________________________________

                         Amendment to Adoption Agreement
                                       for
                           AMERICAN SAVINGS BANK OF NJ
               EMPLOYEES' SAVINGS & PROFIT SHARING PLAN AND TRUST

                                       B26



Effective as of ________, 2005, American Savings Bank of NJ (the "Employer") hereby amends the Adoption Agreement for the American Savings Bank of NJ Employees' Savings & Profit Sharing Plan and Trust (the "Adoption Agreement") by replacing Item VII (A) in its entirety with the following Item VII (A) :


VII.     Contributions

         Note: Annual Member pre-tax elective deferrals, Employer matching contributions, Employer safe harbor CODA contributions, Employer basic contributions, Employer supplemental contributions, Employer profit sharing contributions and Employer qualified non-elective contributions, in the aggregate, may not exceed 15% of all Members' Salary (excluding from Salary Member pre-tax elective deferrals).

         A. Employee Contributions (fill in 1 and/or 6 if applicable; choose 2 or 3; 4 or 5):

          1. [X] The maximum amount of monthly contributions a Member may make to the Plan (both pre-tax deferrals and after-tax contributions) is 50 % (1-75) of the Member's monthly Salary.

          2.   [X] (Choose a and/ or b):

                    a)  [X] A Member may make pre-tax elective deferrals to  the
                            Plan, based on multiples of 1% of monthly Salary, or

                    b)  [X] A Member may make pre-tax elective deferrals to the
                            Plan based on a specified dollar amount.

          3.   [_] A Member may not make pre-tax elective deferrals to the Plan.

          4. [_] A Member may make after-tax contributions to the Plan, based on multiples of 1% of monthly Salary.

          5.   [X] A Member may not make after-tax contributions to the Plan.

          6. [X] An Employee may allocate a rollover contribution to the Plan prior to satisfying the Eligibility requirements described above.

                EXECUTION OF AMENDMENT TO THE ADOPTION AGREEMENT
                ------------------------------------------------

Upon execution by the Employer of this Amendment to the Adoption Agreement (the "Amendment"), the Adoption Agreement and the Amendment, together with the Sponsor's Employees' Savings & Profit Sharing Plan and Trust, shall constitute the American Savings Bank of NJ Employees' Savings & Profit Sharing Plan and Trust.

IN WITNESS WHEREOF, the Employer has caused this Amendment to the Adoption Agreement to be executed by its duly authorized officer this _______ day of __________, 2005.



                            AMERICAN SAVINGS BANK OF NJ


                            By:    _____________________________________________


                            Name:  _____________________________________________


                            Title: _____________________________________________

                         Amendment to Adoption Agreement
                                       for
                           AMERICAN SAVINGS BANK OF NJ
               EMPLOYEES' SAVINGS & PROFIT SHARING PLAN AND TRUST

                                       B26


WHEREAS, effective April 1, 2003, American Savings Bank of NJ amended and restated the American Savings Bank of NJ 401(k) and Profit Sharing Plan into the American Savings Bank of NJ Employees' Savings & Profit Sharing Plan and Trust (the "Plan").

WHEREAS, effective April 1, 2005, the American Savings Bank of NJ became known as American Bank of New Jersey.

NOW,  THEREFORE,  effective June 1, 2005, in accordance with Article XI, Section
11.1 of the Plan, American Bank of New Jersey hereby amends the Adoption Agreement for the Plan as follows:

1) Section II(B)(1) of the Adoption Agreement is hereby amended in its entirety and replaced with the following Section II(B)(1):

II.      Definitions

         B.       Employer

                  1. "Employer", for purposes of the Plan, shall mean:
                                    American Bank of New Jersey
                     -----------------------------------------------------------

                  Further, the Plan Name as it first appears in the preamble of the Adoption Agreement and all other references to the Plan Name contained therein shall be revised as follows:

                  American Bank of New Jersey Employees' Savings & Profit Sharing Plan and Trust


2) Section V(A) and Section V(E)(1) of the Adoption Agreement are hereby amended in their entirety and replaced with the following Section V(A) and Section V(E)(1):

V.       Eligibility Requirements

         A. All Employees shall be eligible to participate in the Plan in accordance with the provisions of Article II of the Plan, except the following Employees shall be excluded (choose whichever shall apply):

                 1.   X  Employees who have not attained age  21  (Insert an age from 18 to 21).
                     ---                                     ----

                 2.   X  Employees who have not completed  3  (1-11, 12 or 24) consecutive months of service.
                     ---                                  ---

                         Note: Employers which permit Members to make pre-tax elective deferrals to the
                               Plan (see VII.A.3.) may not elect a 24 month eligibility period.

                 3.   X  Employees  included in a unit of Employees covered by a collective bargaining
                     --- agreement, if retirement benefits  were the subject of good faith  bargaining between the Employer and Employee representatives.


                 4.   X  Employees who are nonresident aliens and who receive no earned income from the
                     --- Employer which constitutes income from sources within the United States.

                 5.  ___ Employees included in the following job classifications:


                            a) ___ Hourly Employees.

                            b) ___ Salaried Employees.

                            c) ___ Flex staff employees (i.e.; any Employee who is not a regular full-time or part-time Employee).

                            d) ___ Short-term Employees (i.e.; employees who are hired under a written agreement which precludes membership in the Plan and provides for a specific period of employment not in excess of one year).

                            e) ___ Leased Employees.

                 6.  ___  Employees of the following employers which are aggregated under Section 414(b),
                          414(c) or 414(m) of the Code:


                          ________________________________________________________________

                          ________________________________________________________________

                      Note:   If no entries are made above, all Employees shall be eligible to participate in the
                              Plan on the later of: (i) the Effective Date or (ii) the first day of the calendar month or calendar quarter (as designated by the Employer in Section II.C.) coinciding with or immediately following the Employee's Date of Employment or, as applicable, Date of
                              Reemployment.

         E.      Requirements to Commence Receipt of Employer Contributions.

                 1.  ___  Employer Contributions shall be allocated to Member's Accounts in accordance with
                          Article III of the Plan, except that the following Member's will not be entitled to Employer contributions (choose (a) or (b) and/or (c)):

                           a) ___  No additional requirements apply.  (The eligibility requirements under Section
                                   V above apply to Employer Contributions); or

                           b)  X   Members who have not attained age  21  (Insert an age from 18-21); and/or
                              ---                                    ----

                           c)  X   Member's who have not completed  12  (1 - 12) consecutive months of service.
                              ---                                  ----

                EXECUTION OF AMENDMENT TO THE ADOPTION AGREEMENT
                ------------------------------------------------

Upon execution by American Bank of New Jersey of this Amendment to the Adoption Agreement (the "Amendment"), the Adoption Agreement and the Amendment, together with the Sponsor's Employees' Savings & Profit Sharing Plan and Trust, shall constitute the American Bank of New Jersey Employees' Savings & Profit Sharing Plan and Trust.

IN WITNESS WHEREOF, the American Bank of New Jersey has caused this Amendment to the Adoption Agreement to be executed by its duly authorized officer this __________ day of ___________________, 2005.



                            AMERICAN BANK OF NEW JERSEY


                            By:     ____________________________________________


                            Name:   ____________________________________________


                            Title:  ____________________________________________


                                        3